UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 29, 2025

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 799-8599

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2025, Tonix Pharmaceuticals Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”). Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser in a registered direct offering (the “Offering”): (i) 615,025 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 615,025 shares of Common Stock (the “Pre-Funded Warrant Shares”). The offering price per Share is $16.26 and the offering price per Pre-Funded Warrant is $16.259.

The Offering is expected to close on or about December 30, 2025, subject to customary closing conditions. The Company expects to receive aggregate gross proceeds from the Offering of approximately $20.0 million, before deducting placement agent fees and offering expenses payable by the Company.

The Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-287965), which was initially filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2025, as amended, and declared effective by the SEC on September 4, 2025, together with a related base prospectus and a prospectus supplement, dated December 29, 2025, thereunder.

The Pre-Funded Warrants have an initial exercise price per share of $0.001, subject to certain adjustments. The Pre-Funded Warrants may be exercised at any time until exercised in full, except that a holder (together with its affiliates) will not be entitled to exercise any portion of any Pre-Funded Warrant, which, upon giving effect to such exercise, would cause the aggregate number of shares of the Company’s Common Stock beneficially owned by the holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately prior to or after giving effect to the exercise, subject to such holder’s rights under the Pre-Funded Warrants to increase or decrease such percentage to another percentage not in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants, provided that any increase shall only be effective upon at least 61 days’ prior notice from such holder to the Company.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions. Pursuant to the Purchase Agreement, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 30 days after the closing date of the Offering, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) until 180 days after the closing date of the Offering, subject to certain exceptions. Additionally, each of the directors and officers of the Company, pursuant to lock-up agreements, agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the 30-day period following the date of the Placement Agency Agreement (as defined below).

On December 29, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with TD Securities (USA) LLC (the “Placement Agent”), pursuant to which the Placement Agent was engaged as the placement agent for the Offering. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 6.0% of the gross proceeds from the sale of the Shares in the Offering. The Company also agreed to reimburse the Placement Agent for all reasonable travel and other out-of-pocket expenses, including the reasonable fees of legal counsel, not to exceed $100,000.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

The Placement Agency Agreement, form of Purchase Agreement and form of Pre-Funded Warrant are filed as Exhibits 1.01, 10.01 and 4.01, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Placement Agency Agreement, Purchase Agreement and Pre-Funded Warrants are qualified in their entirety by reference to such exhibits.

The opinion of Brownstein Hyatt Farber Schreck, LLP regarding the validity of the Shares and the Pre-Funded Warrant Shares is filed as Exhibit 5.01 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of Lowenstein Sandler LLP regarding the validity of the Pre-Funded Warrants is filed as Exhibit 5.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 29, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibits 99.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	1.01	Placement Agency Agreement, dated December 29, 2025, between Tonix Pharmaceuticals Holding Corp. and TD Securities (USA) LLC
	4.01	Form of Pre-Funded Warrant
	5.01	Opinion of Brownstein Hyatt Farber Schreck, LLP
	5.02	Opinion of Lowenstein Sandler LLP
	10.01	Form of Securities Purchase Agreement
	23.01	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.01)
	23.02	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.02)
	99.01	Press Release, dated December 29, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: December 29, 2025	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer